                                                                     Exhibit 4.1

[LOGO]                                                                   [LOGO]

  ----------------                                           ---------------
       Number                                                    Shares

  ----------------                                           ---------------

      INCORPORATED UNDER THE LAWS               THIS CERTIFICATE IS TRANSFERABLE
        OF THE STATE OF DELAWARE                        IN CHICAGO, IL
                                                      OR NEW YORK, NY

                             [LOGO OF MICROTUNE (TM)]



                                                               CUSIP 59514P 10 9


THIS CERTIFIES THAT                                      SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS







IS THE RECORD HOLDER OF

             FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
                              $.001 PER SHARE, OF

                                MICROTUNE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney or surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                COUNTERSIGNED AND REGISTERED:
                                         COMPUTERSHARE INVESTOR SERVICES, L.L.C.
                                BY                  TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE
Dated:

     /s/ Douglas J. Bartek            [SEAL]            /s/ John P. Norsworthy

         Douglas J. Bartek                              John Norsworthy

         CHAIRMAN AND
    CHIEF EXECUTIVE OFFICER                                ASSISTANT SECRETARY

                               LOGO FOR POSITION ONLY

                           [LOGO](TM) MICROTUNE(TM)

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM __ as tenants in common                                      UNIF GIFT MIN ACT __ _____________Custodian ______________
     TEN ENT __ as tenants by the entireties                                                      (Cust)                (Minor)
     JT TEN  __ as joint tenants with right of                                                 under Uniform Gifts to Minors
                survivorship and not as tenants                                                Act__________________________________
                in common                                                                                     (State)
                                                                          UNIF TRF MIN ACT __  ________Custodian (Until age________)
                                                                                                (Cust)
                                                                                               ___________under Uniform Transfers
                                                                                                 (Minor)
                                                                                               to Minors Act _______________________
                                                                                                                    (State)
                              Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, ____________________________________________________ hereby sell, assign and transfer unto
        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

-------------------------------------------------

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the Premises.

DATED ___________________________________________

                                                            X  _____________________________________________________________________

                                                            X  _____________________________________________________________________
                                                               THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                       NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                               WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By _________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
